Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

6.       Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 48 vessels as at June 30, 2021 is as follows:

Period ending	Amount
June 30, 2022	$347,628
June 30, 2023	290,993
June 30, 2024	210,411
June 30, 2025	62,282
Thereafter	41,267
Total minimum lease revenue, net of address commissions	$952,581